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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Statement of Additional Information of the Polaris Platinum II Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Separate Account of AIG SunAmerica Life Assurance Company, of our report dated March 29, 2004, relating to the financial statements of AIG SunAmerica Life Assurance Company, and our report dated March 12, 2004, relating to the financial statements of Variable Separate Account. We also consent to the incorporation by reference of these reports into the Polaris Platinum II Variable Annuity Prospectus, which is included in this Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
December 28, 2004